Exhibit 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                    RIG STATUS REPORT AS OF NOVEMBER 27, 2000

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                  LOCATION       STATUS
--------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever          GOM            Contracted
--------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever          GOM            Contracted
--------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                GOM            Contracted
--------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg         GOM            Contracted
                                 Cantilever
--------------------------------------------------------------------------------------------
Ocean Spartan          250'      Independent Leg         GOM            Contracted
                                 Cantilever
--------------------------------------------------------------------------------------------
Ocean Spur             250'      Independent Leg         GOM            Contracted
                                 Cantilever
--------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg         Indonesia      Contracted
                                 Cantilever
--------------------------------------------------------------------------------------------
Ocean Heritage         250'      Independent Leg         Indonesia      Contracted
                                 Cantilever
--------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg         GOM            Contracted
                                 Cantilever
--------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg         GOM            Undergoing Repairs
                                 Cantilever
--------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg         GOM            Contracted
                                 Cantilever
--------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg         GOM            Contracted
                                 Cantilever
--------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot    GOM            Contracted
--------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Slot    GOM            Contracted
--------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                Cote D'lvoire  Contracted
--------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                  GOM            Cold Stacked
--------------------------------------------------------------------------------------------

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                  LOCATION       STATUS
--------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000       GOM            Contracted
--------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                North Sea      Contracted
--------------------------------------------------------------------------------------------
Ocean Epoch            1,200'    Korkut                  Singapore      Stacked Ready
--------------------------------------------------------------------------------------------
Ocean General          1,200'    Korkut                  Australia      Contracted
--------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                  GOM            Stacked Ready
--------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class           Australia      Contracted
--------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco     North Sea      Contracted
                                 711 Series
--------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                North Sea      Contracted
--------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                Brazil         Contracted
--------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class           GOM            Cold Stacked
--------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class           GOM            Stacked Ready
--------------------------------------------------------------------------------------------
Ocean Rover            2,000'    Victory Class           GOM            Cold Stacked
--------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000             GOM            Contracted
--------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000             GOM            Contracted
--------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000             GOM            Contracted
--------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000             Brazil         Contracted
--------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class           GOM            Contracted
--------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy     Brazil         Contracted
--------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced       GOM            Contracted
                                 Pacesetter
--------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class           GOM            Contracted
--------------------------------------------------------------------------------------------

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                  LOCATION       STATUS
--------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                Brazil         Contracted
--------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class           GOM            Contracted
--------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class           GOM            Contracted
--------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey           GOM            Contracted
--------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey           GOM            Contracted
--------------------------------------------------------------------------------------------
Ocean Alliance         5,500'    DP Ocean Ranger II      Brazil         Contracted
                                 Modified
--------------------------------------------------------------------------------------------
Ocean Baroness         6,000'    Victory Class           Singapore      Shipyard Upgrade
--------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified  GOM            Contracted
--------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi     Brazil         Contracted
--------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


** TABLE CONTINUED **

RIG NAME               OPERATOR            CURRENT TERM             START DATE             ESTIMATED END DATE
--------------------------------------------------------------------------------------------------------------------
Ocean Crusader         Walter              first of two wells       late November 2000     early January 2001
--------------------------------------------------------------------------------------------------------------------
Ocean Drake            Chevron             four month extension     late September 2000    late January 2001
                                           plus option
--------------------------------------------------------------------------------------------------------------------
Ocean Champion         Cliffs/Chieftain    one well assignment      mid November 2000      late December 2000
                                           from Pogo
--------------------------------------------------------------------------------------------------------------------
Ocean Columbia         BP Vastar           one year term            mid January 2000       mid January 2001
                                           plus option
--------------------------------------------------------------------------------------------------------------------
Ocean Spartan          BP Vastar           six month term           late November 2000     late May 2001
                                           plus option
--------------------------------------------------------------------------------------------------------------------
Ocean Spur             BP Vastar           six month term           early October 2000     early April 2001
                                           plus option
--------------------------------------------------------------------------------------------------------------------
Ocean Sovereign        Maxus               two-year term            mid September 2000     early August 2002
--------------------------------------------------------------------------------------------------------------------
Ocean Heritage         Maxus               Substitution for Ocean   mid October 2000       late December 2000
                                           Soverign
--------------------------------------------------------------------------------------------------------------------
Ocean King             BP                  90 day term plus option  late October 2000      late January 2001
--------------------------------------------------------------------------------------------------------------------
Ocean Nugget                    -                     -             late September 2000    mid February 2001
--------------------------------------------------------------------------------------------------------------------
Ocean Summit           EOG Resources       one well extension       mid November 2000      mid November 2000
--------------------------------------------------------------------------------------------------------------------
Ocean Warwick          BP Vastar           six month term plus      early October 2000     early April 2001
                                           option
--------------------------------------------------------------------------------------------------------------------
Ocean Titan            BP Vastar           90 day term              early August 2000      early December 2000
--------------------------------------------------------------------------------------------------------------------
Ocean Tower            Houston             one well                 early August 2000      early December 2000
                       Exploration
--------------------------------------------------------------------------------------------------------------------
Ocean Liberator        DOTS/Santa Fe       two wells                late October 2000      mid December 2000
--------------------------------------------------------------------------------------------------------------------
Ocean Century                   -                     -                       -                        -
--------------------------------------------------------------------------------------------------------------------

RIG NAME               OPERATOR            CURRENT TERM             START DATE             ESTIMATED END DATE
--------------------------------------------------------------------------------------------------------------------
Ocean Ambassador       Stone Energy        one well plus option     late November 2000     mid December 2000
--------------------------------------------------------------------------------------------------------------------
Ocean Nomad            Veba                one well plus one        late October 2000      late December 2000
                                           sidetrack
--------------------------------------------------------------------------------------------------------------------
Ocean Epoch                     -                     -                       -                        -
--------------------------------------------------------------------------------------------------------------------
Ocean General          Phillips            one well                 late September 2000    early December 2000
--------------------------------------------------------------------------------------------------------------------
Ocean New Era                   -                     -                       -                        -
--------------------------------------------------------------------------------------------------------------------
Ocean Bounty           Kerr McGee          two wells                late November 2000     early January 2001
--------------------------------------------------------------------------------------------------------------------
Ocean Guardian         Venture             one well                 mid August 2000        early December 2000
--------------------------------------------------------------------------------------------------------------------
Ocean Princess         Talisman            one well plus 3 options  early November 2000    early February 2001
--------------------------------------------------------------------------------------------------------------------
Ocean Whittington      Petrobras           three-year term          mid March 1998         mid March 2001
--------------------------------------------------------------------------------------------------------------------
Ocean Prospector                -                     -                       -                        -
--------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                  -                     -                       -                        -
--------------------------------------------------------------------------------------------------------------------
Ocean Rover                     -                     -                       -                        -
--------------------------------------------------------------------------------------------------------------------
Ocean Concord          Walter              one well plus option     mid November 2000      early January 2001
--------------------------------------------------------------------------------------------------------------------
Ocean Lexington        Pogo                one well                 mid November 2000      early December 2000
--------------------------------------------------------------------------------------------------------------------
Ocean Saratoga         Walter              one well                 early November 2000    late December 2000
--------------------------------------------------------------------------------------------------------------------
Ocean Yorktown         Petrobras           five-year term           early June 1996        early June 2001
--------------------------------------------------------------------------------------------------------------------
Ocean Voyager          Mariner             one well                 early November 2000    mid December 2000
--------------------------------------------------------------------------------------------------------------------
Ocean Yatzy            Petrobras           five-year term           early November 1998    early November 2003
--------------------------------------------------------------------------------------------------------------------
Ocean Worker           Shell               four-year term plus      mid January 1998       mid January 2002
                                           option
--------------------------------------------------------------------------------------------------------------------
Ocean Quest            DOTS/Shell          P&A program              late November 2000     late December 2000
--------------------------------------------------------------------------------------------------------------------

RIG NAME               OPERATOR            CURRENT TERM             START DATE             ESTIMATED END DATE
--------------------------------------------------------------------------------------------------------------------
Ocean Winner           Petrobras           two-year term            early May 1999         early May 2001
--------------------------------------------------------------------------------------------------------------------
Ocean Star             Kerr McGee          third of three wells     early July 2000        late November 2000
--------------------------------------------------------------------------------------------------------------------
Ocean Victory          BP                  three-year term          mid November 1997      early March 2001
--------------------------------------------------------------------------------------------------------------------
Ocean America          BP                  one well                 late August 2000       mid February 2001
--------------------------------------------------------------------------------------------------------------------
Ocean Valiant          Amerada Hess        810 day term             late September 1999    mid January 2001
--------------------------------------------------------------------------------------------------------------------
Ocean Alliance         Petrobras           three-year term          early September 2000   early September 2003
--------------------------------------------------------------------------------------------------------------------
Ocean Baroness                  -                     -                       -            February 2002
--------------------------------------------------------------------------------------------------------------------
Ocean Confidence       BP                  five-year term           upon customer          five-year term
                                                                    acceptance
--------------------------------------------------------------------------------------------------------------------
Ocean Clipper          Petrobras           three-year term          mid January 2000       mid January 2003
--------------------------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


** TABLE CONTINUED **

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Crusader         lower 20's      contracted for two wells plus option with Walter in
                                       lower 20's ending mid February 2001
-------------------------------------------------------------------------------------------
Ocean Drake            mid 30's        available
-------------------------------------------------------------------------------------------
Ocean Champion         mid 30's        one well plus option with Pogo in mid 30's ending
                                       mid January 2001
-------------------------------------------------------------------------------------------
Ocean Columbia         upper teens     available
-------------------------------------------------------------------------------------------
Ocean Spartan          lower 40's      available
-------------------------------------------------------------------------------------------
Ocean Spur             upper 30's      available
-------------------------------------------------------------------------------------------
Ocean Sovereign        lower 30's      shipyard repairs beginning early December and ending
                                       late December 2000
-------------------------------------------------------------------------------------------
Ocean Heritage         lower 30's      Substitution for Ocean Sovereign beginning early
                                       October 2000 ending late December 2000
-------------------------------------------------------------------------------------------
Ocean King             lower 50's      available
-------------------------------------------------------------------------------------------
Ocean Nugget                  -        available
-------------------------------------------------------------------------------------------
Ocean Summit           lower 50's      contracted for completion of previous well with EOG
                                       Resources in lower 30's ending early January 2001
-------------------------------------------------------------------------------------------
Ocean Warwick          lower 50's      available
-------------------------------------------------------------------------------------------
Ocean Titan            lower 30's      contracted for one well plus option with Dominion in
                                       mid 30's ending early February 2001
-------------------------------------------------------------------------------------------
Ocean Tower            mid 30's        available
-------------------------------------------------------------------------------------------
Ocean Liberator        lower 40's      available
-------------------------------------------------------------------------------------------
Ocean Century                 -                                 -
-------------------------------------------------------------------------------------------

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Ambassador       mid 30's        available
-------------------------------------------------------------------------------------------
Ocean Nomad            upper 30's      shipyard repairs beginning late December 2000 and
                                       ending early March 2001
-------------------------------------------------------------------------------------------
Ocean Epoch                   -        available
-------------------------------------------------------------------------------------------
Ocean General          lower 60's      contracted for one well plus two options with
                                       Coastal in upper 40's ending early January 2001
-------------------------------------------------------------------------------------------
Ocean New Era                 -        available
-------------------------------------------------------------------------------------------
Ocean Bounty           upper 40's      contracted for one well with Nippon in lower 60's
                                       ending early February 2001
-------------------------------------------------------------------------------------------
Ocean Guardian         lower 40's      contracted for one well extension with Venture in
                                       lower 40's ending early January 2001
-------------------------------------------------------------------------------------------
Ocean Princess         upper 30's      available
-------------------------------------------------------------------------------------------
Ocean Whittington      100's           available
-------------------------------------------------------------------------------------------
Ocean Prospector              -                                 -
-------------------------------------------------------------------------------------------
Ocean Endeavor                -                                 -
-------------------------------------------------------------------------------------------
Ocean Rover                   -                                 -
-------------------------------------------------------------------------------------------
Ocean Concord          mid 30's        available
-------------------------------------------------------------------------------------------
Ocean Lexington        upper 30's      available
-------------------------------------------------------------------------------------------
Ocean Saratoga         mid 30's        contracted for two wells plus option with Walter in
                                       upper 30's ending late January 2001
-------------------------------------------------------------------------------------------
Ocean Yorktown         lower 60's      available
-------------------------------------------------------------------------------------------
Ocean Voyager          lower 40's      contracted for one well extension with option with
                                       Mariner in lower 40's ending mid January 2001
-------------------------------------------------------------------------------------------
Ocean Yatzy            120's           available
-------------------------------------------------------------------------------------------
Ocean Worker           120's           available
-------------------------------------------------------------------------------------------
Ocean Quest            lower 70's      available
-------------------------------------------------------------------------------------------

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Winner           lower 80's      contracted for 18 month extension with Petrobras in
                                       lower 80's ending late October 2002
-------------------------------------------------------------------------------------------
Ocean Star             mid 70's        contracted for two wells with Kerr McGee in mid 80's
                                       ending late January 2001; followed by two well
                                       extension with Kerr McGee in mid 90's ending late
                                       March 2001; followed by six month extension plus
                                       option with Kerr McGee in 100's ending late
                                       September 2001
-------------------------------------------------------------------------------------------
Ocean Victory          120's           contracted for 180 day extension plus option with BP
                                       in 110's ending late August 2001
-------------------------------------------------------------------------------------------
Ocean America          lower 80's      available
-------------------------------------------------------------------------------------------
Ocean Valiant          110's           contracted for Conger Prospect in 110's ending late
                                       January 2001; followed by 120's ending late December
                                       2001
-------------------------------------------------------------------------------------------
Ocean Alliance         110's           available
-------------------------------------------------------------------------------------------
Ocean Baroness                -        available
-------------------------------------------------------------------------------------------
Ocean Confidence       lower 170's     available
-------------------------------------------------------------------------------------------
Ocean Clipper          lower 90's      available
-------------------------------------------------------------------------------------------

NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico